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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2007

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Shoreway Road, Suite 380, Belmont, California	94002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 551-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02. Results of Operations and Financial Condition

On November 13, 2007, IXI Mobile, Inc. (“Company”) issued a press release discussing its financial results for the third quarter ended September 30, 2007, a copy of which is annexed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release, dated November 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007

IXI MOBILE, INC.

By: /s/ Lihi Segal
Name: Lihi Segal
Title: Chief Financial Officer